                                                                         Reg S-K
                                                                        Item 601
                                                                      Exhibit 23
                                                                     Page 1 of 1





INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statements of Berkshire Hathaway Inc. on Form S-3 (File No. 33-50989), Form S-3 (File No. 33-58983), and Form S-3 (File No. 33-60855) of our reports dated March 8, 1996, appearing in this Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1995.




DELOITTE & TOUCHE LLP
Omaha, Nebraska
March 26, 1996